Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2018

Supplement Dated February 19, 2019

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. held on November 6-8, 2018, the Board approved the liquidation and termination of the AB VPS Real Estate Investment Portfolio, Class B. The AB VPS Real Estate Investment Portfolio, Class B will liquidate and terminate on or about April 24, 2019 (the "Liquidation Date").

Therefore, effective as of the close of business on the Liquidation Date, the subaccount that invests in the AB VPS Real Estate Investment Portfolio, Class B will no longer be available as an investment option under your Policy.

Prior to the Liquidation Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the AB VPS Real Estate Investment Portfolio, Class B subaccount to one or more of the other variable investment option subaccounts, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy value allocated to the AB VPS Real Estate Investment Portfolio, Class B subaccount as of the Liquidation Date, such Policy value will automatically be transferred to the Fidelity® VIP Government Money Market Portfolio, Service Class 2 subaccount. This includes money that is allocated through systematic transfer programs such as dollar cost averaging, portfolio rebalancing, or earnings sweep.

If you do not provide new allocation instructions prior to the Liquidation Date, any allocation instructions for future premiums directed to AB VPS Real Estate Investment Portfolio, Class B subaccount will automatically be changed to Fidelity® VIP Government Money Market Portfolio, Service Class 2 subaccount as of the Liquidation Date.

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Fidelity® VIP Government Money Market Portfolio, Service Class 2 subaccount on the Liquidation Date to any of the Other Investment Options, free of charge. Transfers made due to the AB VPS Real Estate Investment Portfolio, Class B liquidation during this 60-day period will not count toward the number of total transfers or free transfers permitted during a Policy year.

You can transfer your Policy values or change your investment allocations by submitting your written, electronic, or telephone instructions to our Annuity Trade Desk, or by calling 800-745-1112, ext. 87593.

To obtain a copy of the prospectus for the Fidelity® VIP Government Money Market Portfolio, Service Class 2 or any of the other underlying funds for the variable investment option subaccounts available through your Policy, please call your financial professional, or our Service Center at 800-745-1112. You may also visit our website ameritas.com/prospectuses.

Effective as of the Liquidation Date, all references to the AB VPS Real Estate Investment Portfolio, Class B are deleted from your prospectus. All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2296 2-19